CERTIFICATION
  PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A) AND
        (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)


Pursuant  to  section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of American Technical Ceramics Corp., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the period ended September 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:     November 13, 2002              /S/ VICTOR INSETTA
                                        ------------------------------
                                             Chief Executive Officer


Dated:     November  13,  2002            /S/ ANDREW R. PERZ
                                        ------------------------------
                                             Chief Financial Officer



The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.


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